SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2021 (January 19, 2021)

CORTLAND BANCORP INC
(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

194 West Main Street, Cortland, Ohio 44410
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

At a meeting on January 19, 2021, the Board of Directors of Cortland Bancorp (the “Company”) adopted a new stock repurchase program (“program”). Under the program, the Company is authorized to repurchase up to 200,000 of its 4,223,153 issued and outstanding shares, equating to approximately 4.7%. The repurchase plan approved March 18, 2020 expired on December 31, 2020. At the time the Program expired, the Company had repurchased 146,318 shares from the 300,000 shares authorized for repurchase in 2020. The new program is effective immediately through December 31, 2021 but may be limited or terminated at any time without prior notice.

The 200,000 share repurchase authorization for 2021 positions the Company to enhance the value of its stock and to manage its capital. The Company’s action allows management to make repurchases, without further board approval, when stock purchases are deemed prudent. The Board believes that a stock repurchase plan is an important tool that can be utilized to enhance long-term shareholder value. Share repurchases will be made periodically as permitted by securities laws and other legal requirements and will be subject to market conditions as well as other factors. Repurchases may be made in the open market, through block trades or otherwise, and in privately negotiated transactions.

The Board’s action authorizes the Company to execute one or more 10b5-1 trading plans. The trading plans would allow the Company to repurchase shares at times when the Company otherwise might be prevented from doing so under insider trading laws by requiring that an agent selected by the Company repurchase shares of common stock on the Company’s behalf.

A copy of the news release, dated January 21, 2021, announcing the Program is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated January 21, 2021

Exhibit 104 – Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

	By:	/s/ James M. Gasior
James M. Gasior, President

Date: January 21, 2021